EXHITIB 99.1
                                                                    ------------

                                                                      WALTV
                                                          ------------------------------
                        $MM         % of Deal    WADSCR   At Securitization   At Balloon
                   --------------   ---------    ------   -----------------   ----------
IG Loans             $232,500,000        22.5%     2.76                45.2         42.4   (excludes Amerige as this is only shadow
                                                                                           rated by Moody's)

Non IG               $802,469,381        77.5%     1.67                71.3         58.7

Top 10 Loans         $491,555,622        47.5%     2.12                58.4         51.5

Non Top 10 loans     $543,413,759        52.5%     1.74                71.8         58.2

Total              $1,034,969,381